1933 Act Registration No. 33-14949
1940 Act File No. 811-5198
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933       ( )
                            Pre-Effective Amendment No.         ( )
                        Post-Effective Amendment No. 16 FN1     (X)
                                     and/or
                             REGISTRATION STATEMENT
                      UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)
                                Amendment No. 15
                                  ------------
                G R A D I S O N  C U S T O D I A N  T R U S T
Exact Name of Registrant as Specified in Declaration of Trust)

580 Walnut Street, Cincinnati, Ohio  45202
Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (513) 579-5700
Copy to:
Bradley E. Turner                         RICHARD M. WACHTERMAN
Gradison Division of McDonald &           Gradison Division of McDonald &
Securities, Inc.                          Company Securities, Inc. Company
580 Walnut Street                         580 Walnut Street
Cincinnati, Ohio  45202                   Cincinnati, Ohio  45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

               / / immediately upon filing pursuant to paragraph (b) /X/ on May 1, l998, pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)
               / / on ___________ pursuant to paragraph (a) of rule 485


================================================================================
FN1 Amendment #1, which was filed on March 11, 1988, was erroneously identified as Post-Effective Amendment #4. All subsequent Post-Effective Amendments were consecutively numbered beginning with #5. No Post-Effective Amendments numbered 1 through 3 were filed.

                   GRADISON CUSTODIAN TRUST
                    Cross-Reference Sheet
            Pursuant to Item 501(b) of Regulation S-K
                Under the Securities Act of 1933
Form N-1A
Item Number                                        Location in Prospectus

 1. Cover Page ...................................Cover Page
 2. Synopsis .....................................Expense Summary
 3. Condensed Financial Information ..............Financial History Summary;
                                                   Performance Calculations
 4. General Description of Registrant ............How the Fund Invests;
                                                   General Information
 5. Management of Fund ...........................Management of the Fund,
                                                   Cover
 6. Capital Stock and Other Securities ...........Distributions; Taxes
 7. Purchase of Securities Being Offered .........How to Purchase Shares
 8. Redemption or Repurchase .....................How to Redeem Shares;
                                                   Redemptions Through
                                                   Gradison and Other Dealers
 9. Pending Legal Proceedings ....................    *

 .................................................Location in Statement
                                                  of Additional Information

10. Cover Page ...................................Cover Page
11. Table of Contents ............................Table of Contents
12. General Information and History ..............      *
13. Investment Objectives and Policies ...........Investment Policies and
                                                   Restrictions; Portfolio
                                                   Transactions
14. Management of the Fund .......................Trustees and Officers of
                                                   the Trust
15. Control Persons and Principal Holders
     of Securities ...............................      *
16. Investment Advisory and Other Services .......Investment Adviser
17. Brokerage Allocation and Other Practices .....Portfolio Transactions
18. Capital Stock and Other Securities ...........      *
19. Purchase, Redemption and Pricing of
     Securities Being Offered ....................Purchase of Shares;
                                                   Redemption of Shares; Net
                                                   Asset Value
20. Tax Status ...................................Taxes
21. Underwriters .................................Master Distribution
                                                   Agreement
22. Calculation of Yield Quotations of Money .....
     Market Funds ................................      *
23. Financial Statements .........................Financial Statements and
                                                   Accountants

                         GRADISON GOVERNMENT INCOME FUND


                          Prospectus dated May 1, 1998


Gradison Government Income Fund (the "Fund") seeks high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government. The Fund currently invests only in securities which are guaranteed by the full faith and credit of the U.S. Government, and repurchase agreements collateralized by such securities. The Fund will notify shareholders of any change in this policy at least 30 days prior to such a change. McDonald & Company Securities, Inc. ("McDonald"), through its Gradison Division ("Gradison"), is the investment adviser and principal underwriter for the Fund. The net asset value and yield of the Fund will fluctuate depending on market conditions and other factors.

This Prospectus is designed to provide you with information that you should know before investing and should be retained for future reference. A Statement of Additional Information for the Fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. This Statement is available upon request without charge from the Fund at 580 Walnut Street, Cincinnati, Ohio 45202 or by calling the phone numbers provided below, and may be accessed along with other related materials at the internet web site of the SEC (http://www.sec.gov).


For all information (including purchases, redemptions, and most recent yield), call 579-5700 from Cincinnati, Ohio or 1-800-869-5999 toll free.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




EXPENSE SUMMARY

Shareholder Transaction Expenses
Maximum sales load on purchases                          None

----------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                          .50%
12b-1 Fees                                               .25%
Other Expenses                                           .15%
                                                        ------
Total Fund Operating Expenses                            .90%
                                                        ======

----------------------------------------------------------------------------

Example: You would pay the following expenses on a $1,000 investment assuming a 5% annual return* and redemption at the end of each period:


--------------------------------------------------------------------------------
      1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------
        $9               $29             $50              $111
--------------------------------------------------------------------------------


*The 5% annual return is a standardized rate prescribed for use by all mutual funds for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For more information about Fund expenses, see "Purchases and Redemptions" and "Management of the Fund.")

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS


The table below presents the financial highlights of the Fund's operations. It expresses the information in terms of a share outstanding throughout each period. The financial highlights for the years ended December 31, 1992 and thereafter have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their unqualified report which appears in the Statement of Additional Information. The financial highlights for periods ended prior to December 31, 1992 were audited by other accountants. The Fund's Annual Report to Shareholders contains additional performance information and is available without charge by request to the telephone numbers listed on the cover of this Prospectus.




                                                                  YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------------
                                             1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
NET ASSET VALUE AT BEGINNING OF YEAR       $12.884  $13.214  $12.018  $13.373  $13.327  $13.553  $12.933  $13.027  $12.654  $12.946
                                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      .775     .778     .786     .755     .749     .856     .947    1.015    1.057     .991
   Net realized and unrealized
     gain (loss) on investments               .256    (.340)   1.232   (1.244)    .239    (.050)    .785     .061     .481    (.094)
                                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     Total income (loss) from investment
       operations                            1.031     .438    2.018    (.489)    .988     .806    1.732    1.076    1.538     .897
                                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                (.776)   (.768)   (.787)   (.779)   (.738)   (.859)   (.946)  (1.026)  (1.050)   (.990)
   In excess of net investment income           --       --       --    (.013)      --      --        --      --      --        --
   From realized capital gains                  --       --       --    (.053)   (.204)   (.173)   (.166)   (.144)   (.115)   (.199)
   From paid-in capital                         --       --    (.035)   (.021)      --       --       --      --       --       --
                                           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (.776)   (.768)   (.822)   (.866)   (.942)  (1.032)  (1.112)  (1.170)  (1.165)  (1.189)
                                           =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
NET ASSET VALUE AT END OF YEAR             $13.139  $12.884  $13.214  $12.018  $13.373  $13.327  $13.553  $12.933  $13.027  $12.654
                                           =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (1)                              8.36%    3.51%   17.20%   (3.69%)   7.52%    6.29%   14.08%    8.79%   12.75%    7.12%
                                           =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Ratios/Supplemental data:
   Net assets at end of year (in millions)  $155.1   $162.9   $185.4   $184.0   $266.0   $210.9   $151.8    $78.0    $40.3    $25.3
   Ratio of gross expenses to average net
     assets (2)                                .90%     .90%     .92%      --      --        --       --       --      --       --
   Ratio of net expenses to average net
     assets                                    .90%     .90%     .92%     .90%     .90%     .94%     .99%    1.08%    1.22%    1.25%
   Ratio of net investment income to
     average net assets (3)                   6.04%    6.06%    6.19%    6.03%    5.48%    6.39%    7.33%    8.13%    8.27%    8.12%
   Portfolio turnover rate                      12%      13%      16%      21%     134%      83%     108%      71%     174%      90%

---------------------------------------------------------------------------------------------------------------------------

On October 4, 1991, McDonald & Company Securities, Inc. became investment adviser of the Fund as a result of a merger with Gradison & Company Incorporated.

(1) Total return is based upon an initial investment purchased without a sales charge. The Fund's sales charge was eliminated effective July 7, 1997.
(2) Effective with the fiscal year ended December 31, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.
(3) For the year ended December 31, 1988, the Fund's investment adviser reimbursed the Fund for the amount by which aggregate expenses for the period exceeded 1.25% of the Fund's average daily net assets; without such reimbursement, the ratio of net expenses to average net assets and net investment income to average net assets would have been 1.58% and 7.78%, respectively.

INVESTMENT OBJECTIVE

The investment objective of the Fund is high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government. This objective cannot be changed without the approval of a majority of the Fund's outstanding shares. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objective.


RISK FACTORS AND FOR WHOM THE FUND MAY BE APPROPRIATE


Gradison Government Income Fund is designed for investors seeking high current income from a portfolio of U.S. Government securities. Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, the market value of these securities will fluctuate because of such factors as changing interest rates. In general, prices of fixed income debt obligations fall when interest rates rise and vice versa. Additionally, mortgage backed securities are subject to prepayment risk and extension risk (see "Basic Investment Strategy"). As a result, the price per share you receive upon redemption may be more or less than the price you paid for the shares. The dividends per share paid by the Fund will also vary.


The Fund may be appropriate for investors seeking income from U.S. Government securities who can accept the fluctuations in the value of Fund shares inherent in investment in the intermediate and long-term debt securities in which the Fund invests, as described below. The Fund has a higher risk level and yield/return potential than fixed income funds of shorter maturity, including money market funds. The Fund has a lower risk level and yield/return potential than fixed income investments with lower grade securities and/or longer maturities, and as compared to equity investments.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY


The Fund invests in securities issued by the U.S. Government or its agencies or instrumentalities. The Fund may also hold a portion of its assets in cash and repurchase agreements collateralized by securities eligible for purchase by the Fund. The Fund invests in U.S. Treasury bonds, notes and bills, and securities issued by various agencies or instrumentalities of the U.S. Government. Depending on Gradison's assessment of market conditions, the Fund may invest a substantial portion of its assets in obligations of the Government National Mortgage Association, called "GNMAs" or "Ginnie Maes." On December 31, 1997, the average weighted maturity of the Fund's portfolio was 4.4 years.


GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Fund will primarily purchase "modified pass-through" type GNMA Certificates, but may also purchase "variable rate" GNMA Certificates, project note GNMA's, or any other type of GNMA security. GNMA provides its commitment to guarantee timely scheduled payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. This commitment is backed by the full faith and credit of the U.S. Government.

When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or as a result of foreclosure, such principal payments are passed through to the Certificate holders (such as the Fund). Accordingly, the life of a GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayments, it is not possible to predict with certainty the life of a particular GNMA Certificate, but Federal Housing Administration statistics indicate that 30 year single-family dwelling mortgages at original issue have a considerably shorter average life of approximately 12 years.

GNMA securities may offer yields higher than those available from other kinds of government securities, but because of the risk of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is generally caused by the need to reinvest prepayments of principal and the possibility of faster prepayments resulting from a decline in mortgage rates. As a result, GNMA securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities, while having a comparable risk of decline during periods of rising interest rates. Since GNMAs purchased or trading at a premium pay a fixed rate of interest which exceeds the prevailing level of yields in the marketplace, the premium is not guaranteed and a decline in the value to par or prepayment may result in a loss of the premium. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities; this is extension risk.

The Fund may invest in collateralized mortgage obligations (CMOs), including Real Estate Mortgage Investment Conduit ("REMIC") securities, bonds that are collateralized by mortgage pass-through securities. Only CMOs issued by GNMA will be purchased. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the bond issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Fund will invest in those CMOs that most appropriately reflect its average maturities and market risk profiles.

The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which the underlying collateral mortgages may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Fund may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Fund expects to control extension risk by purchasing these specific classes of CMOs which, in the Adviser's opinions, are reasonably predictable.

The Fund also invests in other obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury notes or bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, some are backed by the full faith and credit of the U.S. Government (such as obligations of the Farmers' Home Administration and Maritime Administration Title XI Ship Financing bonds), others are backed only by the limited right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank bonds), others (such as those of the Federal National Mortgage Association) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and others (such as those issued by the Federal Farm Credit Bank System) only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to such agencies or instrumentalities in the future, to the extent it is not obligated to do so by law. The Fund will invest in such obligations only when it is satisfied that the credit risk is minimal. The Fund currently invests only in securities which are guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such securities. The Fund will notify shareholders of any change in this policy at least 30 days prior to such a change.

Gradison seeks to maintain a portfolio that will be responsive to changes in economic trends and developments. Gradison actively makes portfolio adjustments that reflect this investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, trade the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

OTHER INVESTMENT PRACTICES

The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. Except as specifically noted, these practices are not fundamental policies and may be changed without a shareholder vote.

WRITING OPTIONS

The Fund may write covered call options, that is sell options on securities the Fund owns, as a means of increasing the yield on its portfolio. A person buying a call option from the Fund has the right to buy the security on which the option is written for a specified period of time at a price agreed to when the Fund sells the option, even though that price may be less than the value of the security at the time the option is exercised. When the Fund writes a call option on one of its portfolio securities, if the underlying securities do not reach a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised. Whenever an option is exercised, the Fund will not participate in any increase in the price of the underlying securities beyond the exercise price of that option. When the Fund sells covered call options, it receives a cash premium which can be applied in whatever way is deemed to be most advantageous to the Fund. The Fund does not engage in options transactions for speculative purposes.

CLOSING OPTIONS TRANSACTIONS

In order to avoid the exercise of an option written by it, the Fund may purchase an option having the same terms as the option written by it. The Fund will not purchase options in an amount in excess of 5% of the Fund's total assets. In the case of an option purchased on an exchange, this is called a "closing purchase transaction" and has the effect of extinguishing the option writer's obligation under the option. Depending on the price which the Fund pays to purchase the option and the premium it received to write the option, it may realize a profit or loss on the transaction. In the case of an option purchased over-the-counter, such a transaction does not actually extinguish the Fund's obligation under the option unless the transaction is with the same broker-dealer as the original option. The economic effect is the same, except that the Fund bears the risk that the broker-dealer which wrote the option the Fund purchased will fail to meet its obligations. There can be no assurance that the Fund will always be able to close out option positions at acceptable prices. In such a case, the Fund will deliver the underlying securities from its portfolio.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate itself to purchase or sell securities with delivery and payment to occur at a later date. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund with respect to securities purchased on a when issued or delayed delivery basis until delivery and payment take place. Such securities are subject to market fluctuation and the yields on securities so purchased may be lower than those available in the market at the time of delivery. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. The Fund will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with domestic banks and investment securities dealers which Gradison believes present minimal credit risks. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreements and, for repurchase agreements that mature in more than one day, the seller will have agreed that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Fund will monitor this value on a daily basis, and the securities subject to repurchase will be held by the Fund's custodian (or subcustodian) in a segregated account. In determining whether to enter into a repurchase agreement, the Fund will take into account the credit-worthiness of the other party to the transaction. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of duration of seven days or less in an amount not exceeding 25% of the net assets of the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 10% of the Fund's assets.

BORROWING

The Fund may not borrow money except from banks as a temporary measure for extraordinary purposes or emergency purposes, and then only in amounts not exceeding 10% of the total assets of the Fund. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities. This restriction may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund.


PORTFOLIO MANAGER

Thomas M. Seay, Executive Vice President of the Trust, has been primarily responsible for the day-to-day management of the Fund's portfolio since April 21, 1998. Prior to that he was Vice President and Portfolio Manager for fixed income assets with Lexington Management Corporation.


PURCHASES AND REDEMPTIONS

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by bringing or mailing funds to Gradison or McDonald. Checks should be made payable to the order of "Gradison Government Income Fund" and should be accompanied by your account name and account number (if the number has been assigned). A completed Account Information Form must accompany or precede the initial purchase. The minimum investment required to open an account is $1,000 and additional investments must be at least $50. The minimum investment required to open an "Education IRA" is $500. These minimums may, however, be waived for certain group purchases. Purchase orders become effective when the Fund receives the necessary information about your account and provision for payment has been made. Provision for payment is made either when payment to the Fund has been made or when Gradison or McDonald has placed a purchase order for an investor. Shares begin earning dividends on the business day after the Fund receives payment for shares purchased. No share certificates will be issued. Share purchases are confirmed by issuance of account statements. Shares are sold at the net asset value next determined after the Fund receives your order.


HOW TO REDEEM SHARES

You may redeem shares of the Fund without charge by sending a written redemption request to the Fund identifying the account name and number and the number of shares or dollar amount to be redeemed. You may redeem shares by telephone and have the proceeds of your redemption mailed to the address on the Fund's records. All redemptions are effected at the next net asset value calculated after the Fund receives the redemption request in good order. The Fund normally makes payment for redeemed shares within one business day, and, except in extraordinary circumstances, within seven days after receipt of a properly executed redemption request. Redemption checks which are uncashed for any reason, including non-receipt by the shareholder, will not earn interest and may be reinvested in your account by the Fund. Shareholders may make special arrangements for wire transfer of redemption proceeds by contacting the Fund in advance of a contemplated share redemption. The Fund reserves the right to delay payment for the redemption of shares where the shares were purchased with a personal check, but only until the purchase payment has cleared, which may take up to 15 days from the day the check is received by the Fund. If you need more immediate access to your investment, you should consider purchasing shares by wire, cash, or with other immediately available funds.

The Fund, Gradison, McDonald, and their trustees, directors, officers and employees will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses resulting from unauthorized instructions. Investors who maintain brokerage accounts with Gradison or McDonald may redeem shares of the Fund through their Gradison or McDonald Investment Consultants. Telephone transactions are available to all shareholders automatically.

All redemption information and authorizations (except those effected by Gradison or McDonald) should be mailed or delivered to Gradison Mutual Funds, 580 Walnut Street, Cincinnati, Ohio 45202.

Under extraordinary circumstances, such as periods of drastic economic or market changes, it is possible that you might not be able to reach the Fund by telephone to effect a redemption. (This situation has never occurred in the Fund's history.) In the event of such a situation, you can mail or personally deliver a written redemption request to the Fund's offices. The telephone redemption feature may be terminated or modified upon 30 days' notice to shareholders.

EXCHANGES


As a shareholder, you have the privilege of exchanging shares of a Gradison fund for shares of any other Gradison fund and for shares of certain other Federal and Federal/Ohio tax-free or municipal income money market funds. There is presently no fee for exchanges.

Before making an exchange, you should read the prospectus of the fund in which you are investing, which is available upon request. An exchange may not be made to a fund unless the shares of such fund are registered for sale in the state in which you reside. The terms of the exchange feature are subject to change and the exchange feature is subject to termination, both upon 60 days' notice.



NET ASSET VALUE

The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business.

Fixed-income securities are valued by using market quotations, prices provided by market makers or pricing services, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost. Other assets are valued at fair value as determined pursuant to procedures approved by the Board of Trustees.


OPTIONAL SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may arrange for a fixed amount of money to be transferred automatically on a regular basis from your bank or other depository account to your Fund account. For additional information, obtain the Gradison Automatic Investment Plan form from the Fund.

MONTHLY DISTRIBUTION PLAN


You may elect (on the Account Information Form) to automatically receive cash payments of dividends and/or capital gains distributions. (For this purpose, short-term capital gains distributions are considered dividends.) You may change or terminate this option at any time by written notice to the Fund. Dividend checks which are uncashed for any reason, including non-receipt by the shareholder, will not earn interest and may be reinvested in your account by the Fund.


AUTOMATIC PAYMENT PLAN

If your account has a value of at least $10,000, you may elect (on the Account Information Form) to have monthly or quarterly payments of a specified amount (but not less than $50) mailed to you or anyone specified on the form. You may change or terminate this option at any time by written notice to the Fund. Because the Fund cannot guarantee that payments will be made on the date specified, the Plan should not be used for time-sensitive payments. Investors utilizing the Automatic Payment Plan should be aware that each payment constitutes a redemption for tax purposes.


DISTRIBUTIONS

The Fund declares dividends from net investment income daily, immediately prior to the close of business. These dividends are credited to fully paid shares of record at the time of declaration. (Fund shares begin earning dividends on the business day after the Fund receives payment for the purchase of such shares.) Dividends representing the amounts credited to Fund shares are paid monthly.

Distributions of all or a portion of net realized short-term capital gains, if any, will be declared and paid on a monthly basis on all shares of record on established record dates. Net realized long-term capital gains, if any, will be distributed at least annually. The Fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year.


Unless you select the Monthly Distribution Plan, all income dividends and net realized capital gain distributions are automatically reinvested in additional shares at the net asset value of such shares on the date the distributions are payable. The Fund acts as its own transfer and dividend disbursing agent.


TAXES

If your account is not a tax-deferred retirement account or exempt from taxation, the dividends you receive from the Fund, including distributions of any net realized short-term capital gains, will be taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long-term capital gains, regardless of how long you have held shares of the Fund. The taxability of distributions is not affected by whether you receive the distributions in additional shares or have them sent to you in cash. Each shareholder will receive, on an annual basis, a statement of the federal tax consequences of all distributions.

Fund distributions that represent interest income from certain U.S. Government securities are tax-exempt at most state and local levels. Since the taxability of the Fund's distributions at state and local levels will vary, prospective shareholders are urged to consult their own tax advisers regarding state and local tax consequences.

The foregoing is only a summary of some important tax consequences of an investment in the Fund as of the date of this Prospectus; see the Statement of Additional Information for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor.


GENERAL INFORMATION

Gradison Government Income Fund is a diversified series of the Gradison Custodian Trust (the "Trust"), which is an Ohio business trust organized under the laws of the State of Ohio by a Declaration of Trust dated June 3, 1987, as amended, and is registered with the Securities and Exchange Commission as an open-end management investment company. Each share of the Fund has one vote and represents an equal pro rata interest in the Fund. As an Ohio business trust, the Trust is not required to hold annual shareholder meetings, although special shareholder meetings may be called for purposes such as electing or removing trustees. Special meetings shall be called upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust. At the present time, the Gradison Government Income Fund is the only series of the Trust authorized. Shareholder inquiries should be directed to the phone numbers or address of the Fund listed on the first page of this Prospectus.


MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the direction and supervision of the Fund's operations. McDonald is a wholly owned subsidiary of McDonald & Company Investments, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114. Subject to the authority of the Board of Trustees, Gradison manages the investment and reinvestment of the assets of the Fund, and provides its employees to act as the officers of the Fund who are responsible for the overall management of the Fund. McDonald is an investment adviser and a securities broker-dealer. McDonald, through Gradison, has been an investment adviser since 1976.


For the year ended December 31, 1997, McDonald received: a fee of .50% of average net assets of the Fund as compensation for investment advisory services provided to the Fund; $53,667 as cost reimbursement for shareholder and other services provided to the Fund; and a fee of $.6875 per month per shareholder account for providing data processing services to the Fund, plus charges for shareholder statement printing.


Registered broker-dealers, third party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Fund may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of the participants by the Fund. In such cases, the Fund may pay the entity a sub-transfer agency or recordkeeping fee. Entities receiving such fees may also receive 12b-1 fees described in the next paragraph.

Under the terms of a distribution service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays McDonald a service fee at the annual rate of .25% of the average daily net assets of the Fund. Such fee is calculated on a daily basis and paid monthly. The service fee is paid as compensation to McDonald for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. McDonald may use the fee to make payments to authorized dealers or other financial intermediaries, including itself, for providing these services to Fund shareholders. McDonald may also make other payments to dealers or other financial intermediaries in connection with their clients' investments in the Fund.

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, sub-advisers and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Gradison is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.



INDIVIDUAL RETIREMENT ACCOUNTS

Shares of the Fund may be purchased in conjunction with an IRA which may also be used with a Gradison or McDonald self-directed brokerage account. Detailed information concerning IRA accounts is available from the Fund by calling the phone number listed on the first page of this Prospectus.


PERFORMANCE CALCULATIONS

From time to time the Fund may advertise its "yield" and "total return." Both yield and total return figures are based on historical figures and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income per share during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of the six-month period.


The total return of the Fund refers to the average annual compounded rate of return over specified time periods (which periods will be stated in the advertisement) that would equate an initial amount of money invested in the Fund at the beginning of a stated period to the ending redeemable value of the investment. The Fund may also calculate total returns for single-year time periods, aggregate total returns over various time periods, and the aggregate value of an investment made in the Fund over various time periods. The Fund may also compare its performance with the performance of various securities indices or combinations of indices. Any of the calculations may be presented in tabular or graph formats. The calculations of total return and aggregate values assume the reinvestment of all dividends and distributions in additional Fund shares.

The Fund may also advertise performance rankings assigned to it by organizations which evaluate mutual fund performance such as Lipper Analytical Securities Corp. It may also advertise "ratings" assigned to it by organizations such as Morningstar, Inc.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------



Expense Summary                       1

Financial Highlights                  2

Investment Objective                  3

Risk Factors and for Whom the
Fund May be Appropriate               3

How the Fund Pursues its
Objective                             3

Purchases and Redemptions             7

Net Asset Value                       8

Optional Shareholder Services         8

Distributions                         9

Taxes                                 9

General Information                  10

Management of the Fund               10

Individual Retirement
    Accounts                         11

Performance Calculations             11
--------------------------------------------------------------------------------

                          [GRADISON MUTUAL FUNDS LOGO]

                    580 Walnut Street, Cincinnati, Ohio 45202
                          (513) 579-5700 (800) 869-5999

                         GRADISON GOVERNMENT INCOME FUND

                            GRADISON CUSTODIAN TRUST


--------------------------------------------------------------------------------

                             STATEMENT OF ADDITIONAL

                                   INFORMATION

--------------------------------------------------------------------------------


               For information, call:
               579-5700 from Cincinnati, Ohio

           Toll free (800) 869-5999 from outside Cincinnati

           Information may also be obtained from the Fund at:
                     580 Walnut Street
                   Cincinnati, Ohio  45202

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated May 1, 1998 which has been filed with the Securities and Exchange Commission. The Prospectus is available upon request without charge from the Fund at the above address or by calling the phone numbers provided above.


The date of this Statement of Additional Information is May 1, 1998.

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------
                                             Page  Location in Prospectus

INVESTMENT POLICIES AND RESTRICTIONS  . . . .   3  How the Fund Pursues Its
                                                     Objective

PURCHASE OF SHARES  . . . . . . . . . . . . .   5  Purchases and Redemptions

REDEMPTION OF SHARES  . . . . . . . . . . . .   5  How to Redeem Shares

DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES .   6  Distributions

TAXES . . . . . . . . . . . . . . . . . . . .   6  Taxes

NET ASSET VALUE . . . . . . . . . . . . . . .   9  Net Asset Value

PORTFOLIO TRANSACTIONS  . . . . . . . . . . .   9

INVESTMENT ADVISER  . . . . . . . . . . . . .  11   Management of the Fund
      Advisory Agreement. . . . . . . . . . .  11
      Master Distribution Agreement . . . . .  12
      Payment and Reimbursement of
        Expenses by the Fund  . . . . . . . .  14
      Distribution Service Plan . . . . . . .  15
      Data Processing Service Agreement . . .  16

PERFORMANCE CALCULATIONS  . . . . . . . . . .  16  Performance Calculations

TRUSTEES AND OFFICERS OF THE TRUST. . . . . .  18

DESCRIPTION OF THE TRUST. . . . . . . . . . .  20  General Information

CUSTODIAN . . . . . . . . . . . . . . . . . .  22

ACCOUNTANT. . . . . . . . . . . . . . . . . .  22

LEGAL COUNSEL . . . . . . . . . . . . . . . .  22

SALES BROCHURE INFORMATION. . . . . . . . . .  23

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT AND
FINANCIAL STATEMENTS            Following Page 49  Financial Highlights
-------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

     Gradison Government Income Fund (the "Fund") invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition to the investment restrictions described in the Prospectus, the Fund has adopted the following investment restrictions and limitations, which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. (See "Description of the Trust.") The Fund will not:

 (1) Borrow money, except from banks or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 10% of the total assets of the Fund, taken at the lower of acquisition cost or market value. While any borrowing of greater than 5% of the assets occurs, the Fund will not purchase additional portfolio securities;

 (2) Make loans, except loans of portfolio securities not in excess of 25% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the Securities and Exchange Commission and with any standards established from time to time by the Board of Trustees, including the maintenance of collateral in the form of cash or securities which would be eligible for purchase by the Fund from the borrower at all times in an amount at least equal to the current market value of the securities loaned. The purchase of securities as allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (3) Mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in investment restriction (1) above, and then only in amounts not exceeding 15% of the value of the assets of the Fund (taken at market value). Notwithstanding this restriction the Fund may enter into "when issued" and "delayed delivery" transactions. The deposit of underlying securities and other assets in escrow or other collateral arrangements in connection with the writing of options or margin for futures contracts or options on futures contracts are not deemed to be pledges or hypothecations subject to this restriction;

 (4)    Make short sales of securities or purchase securities on margin;

 (5) Purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other Investment Restrictions shall not be prohibited by this restriction;

 (6) Purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

 (7)    Invest in companies for the purpose of exercising control or management;

 (8) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

 (9) Purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 10% of the total assets of the Fund would be invested in such securities (included within this restriction are repurchase agreements maturing in more than seven days, as well as options purchased and underlying securities for call options written by the Fund, but in either case only if such options are not tradable on an exchange);

 (10) Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

 (11) Purchase or sell commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. The purchase or sale of financial futures contracts or options on financial futures contracts shall not be prohibited by this restriction;

 (12) Participate on a joint, or a joint and several, basis in any securities trading account; or

 (13) Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held in the Fund. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

        If a percentage restriction set forth above is met at the time of investment, a later movement above the restriction level resulting from a change in the value of securities held by the Fund will not be considered a violation of the investment restriction.

        At the present time the Fund does not engage in futures or options on futures transactions but may do so in the future upon appropriate disclosure in the Prospectus.


PURCHASE OF SHARES

        The Fund reserves the right to impose a charge of $15 for any purchase check returned to the Fund as uncollectible and to collect such fee by redeeming shares of the Fund from such shareholder's account.

        The Fund reserves the right to limit the amount of any purchase and to reject any purchase order. Shares of the Fund are offered continuously; however, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter. The Fund intends to waive the initial and subsequent purchase minimums for employees of McDonald & Company Securities, Inc. ("McDonald") which through its Gradison Division ("Gradison") acts as the Fund's investment adviser and distributor (the "Adviser" and "Distributor").


REDEMPTION OF SHARES

        The Fund may suspend the right of redemption or may delay payment (a) during any period when the New York Stock Exchange("NYSE")is closed other than for customary weekend and holiday closings, (b) when trading in markets normally utilized by the Fund is restricted, or an emergency exists (determined in accordance with the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held by the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

        By Telephone - The Fund transmits redemption proceeds only to shareholder names and addresses on its records (or which it has otherwise verified), provides written confirmation of all transactions initiated by telephone (either immediately or by monthly statement, depending on the circumstances), and requires identification from individuals picking up checks at its office.

DAILY DISTRIBUTIONS - ACCOUNTING PRINCIPLES

        The distribution declared by the Fund each day will normally be in an amount equal to the estimated net investment income for the applicable monthly period, plus for certain periods undistributed amounts of such income from prior periods, minus for certain periods amounts to provide a reserve of undistributed income which could be paid in subsequent months, divided by the number of days in that period. The amount of the daily distribution will generally differ from the Fund's daily book net investment income computed in accordance with generally accepted accounting principles. Estimated net investment income for any period will be based on the Adviser's projections of accrued interest income during such period less projected expenses of the Fund to be accrued for such period. This procedure may enable the Fund to avoid fluctuations in the total daily distributions from period to period and to minimize the possibility of making distributions from paid-in capital or other capital sources. The reserve may increase the net asset value of the Fund's shares, thereby causing shareholders to realize higher capital gains or lower capital losses upon redemption. The Fund may also make distributions which are in excess of net investment income and distributions from paid-in capital.

        For example, if the Adviser estimates that net investment income for a 31-day month will be $.065 per share, and if the Fund has a reserve of $.01 per share of undistributed income, the daily distribution might be initially established at $.07/31 per share for each day during such month, leaving a reserve of $.005 per share available for distributions in subsequent months if such estimates are accurate. The Adviser may revise its estimates of the monthly amounts of such income, in which case the subsequent daily distributions during such month may be revised accordingly.


        Each month a shareholder will receive a notice setting forth the source of all distributions paid that month (i.e., net investment income, accumulated undistributed net profits from the sale of securities, or return of capital).


TAXES

        The Fund has qualified and intends to qualify in the future as a regulated investment company (RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be taxed on net investment income and net realized capital gains distributed to shareholders. Dividends from net investment income and distributions from net realized short-term capital gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares of the Fund.

        Under the Taxpayer Relief Act of 1997 ("Tax Act"), if you redeem shares of the Fund, different maximum tax rates apply to net capital gains depending on your holding period and marginal rate of federal income tax (if you are a noncorporate taxpayer) -- generally, 28% (15% for taxpayers in the 15% marginal bracket) for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. The Fund, as a regulated investment company (see "Taxes - Federal" in the Statement of Additional Information), may divide each net capital gains distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event you must treat those portions accordingly.

        Investors should be aware of the tax implications of purchasing shares shortly before a record date for a capital gains distribution. To the extent that the net asset value of the Fund at the time of purchase reflects undistributed capital gains, or net unrealized appreciation of securities held by the Fund, a subsequent distribution to the shareholder of such amounts, although in effect constituting a return of his or her investment, would be taxable as described above. Correspondingly, for federal income tax purposes, a shareholder's tax basis in his or her shares continues to be his or her original cost, so that upon redemption of shares, capital gain or loss will be realized in the amount of the difference between the redemption price and the shareholder's original cost.

        The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

        Your redemption of Fund shares may result in taxable gain or loss to you. This depends on whether you receive more or less than your adjusted basis for the shares. An exchange of Fund shares for shares of another fund (see "Purchases and Redemptions - Exchanges") generally will have similar tax consequences. In addition, if Fund shares are bought within thirty days before or after selling other Fund shares at a loss, all or part of that loss may not be deductible and instead will increase your basis for the newly purchased shares.

        To continue to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders each year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets, and (b) not more than 25% of the value of its total assets may be invested in securities other than U.S. Government securities or the securities of other RICs of any one issuer.

        If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

        The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

        The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

        Federal law may require the Fund or your broker to withhold and remit to the U.S. Treasury 31% of (i) dividend and capital gain distributions and (ii) the proceeds of any redemptions if you fail to furnish the Fund or your broker with your correct taxpayer identification number, under-report dividend or interest income, or fail to certify to the Fund or your broker that you are not subject to such withholding.

        The Fund will generally realize capital gain or loss for federal income tax purposes upon the closing of an option, the expiration of an option without exercise and the exercise of an option. Generally, any gains or losses realized with respect to over-the-counter options will be treated as short-term for federal income tax purposes.

        The federal income tax matters summarized above are subject to change by legislation, administrative action and judicial decision. In addition, shareholders may be subject to state and local taxes with respect to their ownership of shares or distributions from the Fund. Shareholders should consult their tax adviser as to their personal tax situation.


NET ASSET VALUE

        The net asset value of the Fund is calculated once daily Monday through Friday when the New York Stock exchange is open for business. The Fund does not calculate its net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day Observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and Martin Luther King, Jr. Day.

        The assets and liabilities of the Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the Securities and Exchange Commission.

        Occasionally, trading in U. S. Government securities is substantially completed each day prior to the close of the NYSE. The values of securities used in computing the net asset value is computed as of that time, prior to the close of the NYSE. It is possible that events affecting the value of the Fund's securities may occur between the time at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith pursuant to procedures approved by the Board of Trustees.



PORTFOLIO TRANSACTIONS

        The Adviser is responsible for making the Fund's portfolio decisions, including allocation of the Fund's brokerage business and negotiation of brokerage commissions, subject to policies established by the Board of Trustees. The Fund places orders for transactions with a number of brokers and dealers. Most of the Fund's purchases and sales of portfolio securities are principal transactions with securities dealers and underwriters. During the three years ended December 31, 1997, the Fund incurred no brokerage commissions. Purchases of securities from underwriters, however, include a concession paid by the issuer to the underwriter and purchases or sales of securities from/to a dealer include a spread between the bid and ask prices.

        In purchasing and selling portfolio securities, it is the policy of the Fund to select brokers and dealers so as to obtain the most favorable net results, taking into account various factors, including the price of the security, the commission rate, the size of the transaction, the difficulty of execution and other services offered by brokers and dealers which are of benefit to the Fund. The Adviser selects brokers and dealers to execute transactions on the basis of its judgment of their professional capability to provide the service at reasonably competitive rates or prices. The Adviser's determination of what constitutes reasonably competitive rates or prices is based upon its professional judgment and knowledge as to rates paid and charged for similar transactions throughout the securities industry. The Adviser may consider sales by brokers or dealers of shares of the Fund when selecting brokers or dealers to execute portfolio transactions as long as the most favorable net results are obtained.

        The Adviser may receive commissions from the Fund for effecting transactions only in accordance with procedures adopted by the Board of Trustees. Any procedures adopted by the Trustees will incorporate the standard contained in Rule 17e-1 under the Investment Company Act of 1940 that the commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Pursuant to Rule 17e-1, the Board of Trustees must determine no less frequently than quarterly that all transactions effected pursuant to this Rule were effected in compliance with such procedures and the Fund must maintain records in connection with such reviews. The Adviser has assured the Fund that in all transactions placed with the Adviser, the Fund will be charged a commission that is at least as favorable as the rate the Adviser charges to its other customers in similar transactions. No commission charged to the Fund by the Adviser or any broker affiliated with the Adviser will include compensation for research services provided by the Adviser or any such affiliated broker. Since inception of the Fund, the Adviser has not received any commissions for effecting portfolio transactions for the Fund.

        During the periods ending 12/31/96 and 12/31/97 the portfolio turnover rates for the Fund were respectively 13% and 12%.


        Brokers who provide supplemental investment research to the Adviser may receive orders for agency transactions in portfolio securities of the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Information so received is in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement with the Fund. If in the judgment of the Adviser the commission is reasonable in relation to the brokerage and research services provided, the Adviser is authorized to pay brokerage commissions in excess of commissions another broker would have received for effecting the same transaction, subject to the review of the Board of Trustees. Not all such research services may be used by the Adviser in connection with managing the Fund. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Adviser may use such information in servicing its other accounts.

        Because of its affiliation with the Adviser, the Fund is prohibited from engaging in certain transactions involving the Adviser except in compliance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Accordingly, the Fund will not purchase or sell portfolio securities from or to the Adviser in any transaction in which the Adviser acts as principal.

        The Adviser also serves as the investment adviser to other investment companies and individual accounts. Purchases and sales of particular securities may be effected simultaneously for such entities and clients. In such instances, the transactions will be allocated as to price and amount in a manner the Adviser considers equitable to each of the affected entities or clients, which could have a detrimental effect upon the price or amount of the securities purchased or sold for the Fund. On the other hand, in some cases the ability of the Fund to participate in volume transactions may produce better executions for the Fund.


INVESTMENT ADVISER

        The Adviser manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the general supervision and control of the Board of Trustees and pursuant to the terms of the Investment Advisory Agreement ("Agreement") between the Trust and Adviser.


ADVISORY AGREEMENT

        The Agreement provides that the Adviser will provide to the Trust at its own expense the executive officers who are necessary for the management and operations of the Fund and manage the investments of the Fund, subject to review by the Board of Trustees. The Adviser also compensates the Trustees who are affiliated with the Adviser.


        As compensation for its services under the Agreement, the Adviser receives from the Fund a monthly fee based upon the average value of the daily net assets for the month at an annual rate of .50% of the Fund's net assets. For the years ending December 31, 1995, l996, and 1997, the Adviser received $918,897, $866,440, and $773,094 respectively, as advisory fees.

        The Adviser furnishes directly to the Fund, at cost, personnel to perform shareholder services, such as responding to inquiries from shareholders and processing purchase orders and redemption requests delivered to the Fund. Certain of the costs attributable to services provided to the Fund, such as occupancy expenses, telephone service, computer service and equipment costs, depreciation and interest, may require allocation among the Fund, the other investment companies for which the Adviser acts as investment adviser, and other activities of the Adviser. Such allocations are made on the basis of reasonable approximations calculated by the Adviser and periodically reviewed by the Trustees. For the years ending December 31, 1995, l996, and 1997, the Adviser received $84,384, $59,036, and $53,667, respectively, as cost reimbursement from the Fund for personnel performing shareholder services.


        The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any act or omission by the Adviser. The Agreement does not restrict the Adviser from acting as an investment manager or adviser for others.

        The Agreement grants to the Trust the right to use the names "Gradison" and "McDonald" as a part of its name, without charge, subject to withdrawal of such right by the Adviser upon not less than 30 days' written notice to the Trust and subject to the automatic termination of such right within 30 days after the termination of the Agreement for any reason. The Agreement does not impair the right of the Adviser to use the name Gradison or McDonald in the name of or in connection with any other business enterprise with which it is or may become associated.

        The Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" of any party to the Agreement.

        The Agreement may be terminated at any time without penalty upon 60 days' written notice by (i) the Board of Trustees, (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund or (iii) the Adviser. The Agreement will terminate automatically in the event of its assignment by the Adviser. The Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Fund shall have been approved by the vote of the holders of a majority of its outstanding voting securities and by the vote of a majority of the Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" of any party to the Agreement.


MASTER DISTRIBUTION AGREEMENT


        Shares of the Fund are continuously offered and distributed through the principal underwriter of the Fund, McDonald & Company Securities, Inc., operating through its Gradison Division (the "Distributor"). Under the terms of the Master Distribution Agreement, the Distributor, as agent of the Fund, accepts orders for the purchase of shares of the Fund and, as compensation therefore, receives the amount of any sales charge described in the Prospectus. For the years ended December 31, 1995, 1996, and l997, the Distributor received underwriting sales charges of $175,972, $110,078, and $30,601, respectively, and retained all such amounts except for payments made to its own sales representatives. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor may enter into dealer agreements with other dealers, pursuant to which such dealers will also sell shares of the Fund. The Master Distribution Agreement between the Fund and the Distributor permits the Distributor to reallow up to the full amount of any sales charge to the other dealers entering into dealer agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters of the Fund, as that term is defined in the Securities Act of 1933, as amended (the "1933 Act"). The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act. The Agreement also provides for the payment of distribution service fees to McDonald in the annual amount of
 .25% of the Fund's average daily net assets. McDonald pays such distribution service fees to its employees and other dealers in connection with sales of Fund shares. McDonald may pay additional compensation to its employees in connection with sale of Fund shares. A portion of the compensation paid to its employees may be subject to forfeiture in the event of redemption of shares on which compensation was paid within certain time periods.


PAYMENT AND REIMBURSEMENT OF EXPENSES BY THE FUND

        All expenses not specifically assumed by the Adviser under the Investment Advisory Agreement or the Distributor under the Master Distribution Agreement and incurred in the operation of the Fund are borne by the Fund pursuant to these agreements. Some of these expenses may be paid by the Adviser or the Distributor subject to reimbursement by the Fund. These expenses include expenses for office space, facilities and equipment and utilities; cost of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; such distribution expenses as may be incurred pursuant to an effective plan under Rule 12b-1 under the Investment Company Act of 1940; registration, filing and similar fees; legal (including reimbursement to the Adviser for legal services provided to the Fund, subject to review by the Fund's outside counsel), auditing and accounting expenses; taxes and other fees; brokers' commissions and issue or transfer taxes chargeable to the Fund in connection with securities transactions; expenses of issue, sale, redemptions and repurchase of shares; expenses incurred by the Fund relating to shareholder services (such as responding to inquiries from shareholders and processing purchase orders and redemption requests) provided by the Adviser, or others; fees of Trustees who are not affiliated with the Adviser; charges and expenses of any transfer and dividend disbursing agent, registrar, custodian or depository appointed by the Fund; other expenses of the Fund, including expenses of shareholders' and Trustees' meetings; and fees and other expenses incurred by the Fund in connection with its membership in any organization.

DISTRIBUTION SERVICE PLAN

        The Fund has adopted a Distribution Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. Rule 12b-1 permits an investment company to finance, directly or indirectly, activities primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The purpose of the Plan is to increase sales of shares of the Fund to enable it to acquire and retain a sufficient level of assets to enable it to operate at an efficient level. Higher levels of assets tend to result in operating efficiencies with respect to the Fund's fixed costs and portfolio management.


        The Plan permits the Fund to incur expenses related to the distribution of its shares or servicing of its shareholders, but only as specifically contemplated by the Plan. Under the Plan, the Fund may incur distribution expenses up to an amount that does not exceed an annual rate of .25% of its average daily net assets. Distribution expenses that may be incurred by the Fund under the Plan within the limitation described above are limited to payments to broker-dealers (including the Distributor) as compensation for personal services rendered to shareholders of the Fund including providing shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their accounts. For the years ending December 31, 1995, 1996, and l997, the Fund paid $453,931, $427,632, and $380,694, respectively, to
McDonald and Gradison.


        The Plan also specifically authorizes the payment of those operational expenses enumerated as being incurred by the Fund pursuant to the Agreement, as described under the caption "Payment and Reimbursement of Expenses by the Fund" above, to the extent that such payments might be considered to be primarily intended to result in the sale of shares of the Fund. It further specifically authorizes the payment of advisory fees pursuant to the Advisory Agreement to the extent that the Fund might be deemed to be indirectly financing the distribution activities through payment of advisory fees. The Board of Trustees does not believe that the payment of such operational expenses by the Fund or payment of the advisory fee constitute the direct or indirect financing of activities primarily intended to result in the sale of shares of the Fund. Thus, although such payments are authorized by the Plan as a protective measure, they are not restricted by the .25 of 1% limitation included in the Plan.

In approving the Plan, the Board of Trustees concluded that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan was last approved by the Fund's shareholders on September 22, 1988. The Plan (together with any agreements relating to implementation of the Plan) shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Plan may not be amended to materially increase the amount of distribution expenses incurred by the Fund without the approval of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment and without the approval of a majority of the outstanding voting securities of the Fund. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund. Any agreement implementing the Plan may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund, on not more than sixty days' written notice to the other party to the agreement, and any related agreement will terminate automatically in the event of its assignment. The Plan requires that the Board of Trustees receive at least quarterly written reports as to the amounts expended during each quarter pursuant to the Plan and the purposes for which such amounts were expended. While the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust shall be committed to the discretion of the disinterested Trustees then in office.


DATA PROCESSING SERVICE AGREEMENT


        Pursuant to a data processing service agreement, Gradison provides data processing services to the Trust with respect to shareholder servicing activities. The fee for these services is $.6875 per shareholder account per month. For the years ending December 31, 1995, 1996, and l997, the total fees paid by the Trust pursuant to the agreement were $49,804, $45,119, and $40,302, respectively, plus shareholder statement printing costs.


PERFORMANCE CALCULATIONS

        The Fund's yield for the 30 days ending December 31, 1997 was 5.78%.

 GRADISON GOVERNMENT INCOME FUND


             Total Return Statistics
             -----------------------

  Five Years       Ten Years       Since Inception*    Cumulative
    Ending          ending            9/16/87 -          Return
   12/31/97        12/31/97           12/31/97           Since
(Average Annual (Average Annual   (Average Annual      Inception
  Compounded      Compounded         Compounded        9/16/87 -
Rate of Return)  Rate of Return)   Rate of Return      12/31/97
---------------  ---------------   --------------      --------

   6.37%             8.05%          8.32%            127.85%(1)


   7.30%             9.16%          9.37%            151.37%(2)


                12 Mos.    12 Mos.    12 Mos.    12 Mos.    12 Mos.
                 Ended      Ended      Ended      Ended      Ended
               12/31/93   12/31/94   12/31/95   12/31/96    12/31/97
               --------   --------   --------   --------    --------


Gradison Gov.
  Income Fund(1)  7.52%     -3.69%     17.20%    3.51%      8.36%

Index of
Performance(2)    8.56%     -2.44%     17.70%    4.12%      9.56%



(1) When purchased at net asset value. The Fund was sold subject to a sales charge until July 7, l997 namely, 2.00% decreasing to zero for purchases of at least $500,000. Additionally, certain qualifying group retirement fund purchases are made without a sales charge, as are all purchases representing reinvestment of dividends. The effect of the sales charge is not included in this performance.

 2) Average of performance of the Lehman Brothers U.S. Treasury and the Lehman Brothers GNMA Index. No cost/expense computation of performance of a diversified unmanaged portfolio comprised of 50% U.S.
        Treasury and 50% GNMA bonds.

The performance quoted above represents past performance and assumes reinvestment of all distributions. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Total return is comprised of changes in net asset value and the reinvestment of all distributions.


TRUSTEES AND OFFICERS OF THE TRUST

        The trustees and officers of the Fund, together with information as to their principal occupations during the past five years and positions currently held with Gradison Cash Reserves Trust ("GCR"), Gradison Municipal Custodian Trust ("GMCT"), Gradison Growth Trust ("GGT"), Gradison and McDonald, are listed below. All principal occupations have been held for at least five years unless otherwise indicated. Positions held with Gradison were formerly held with Gradison & Company Incorporated. The mailing address for the affiliated trustee and for all officers of the Trust is c/o Gradison Funds, 580 Walnut Street, Cincinnati, Ohio 45202. Each trustee is a trustee of each of the four Gradison Investment Companies.

*DONALD E. WESTON (63), Trustee and Chairman of the Board of each of the four Gradison Investment Companies; Chairman of Gradison and Director of McDonald & Company Investments, Inc. Director of Cincinnati Milacron Commercial Corp. (financing arm of capital goods manufacturer).

DANIEL J. CASTELLINI (58), 312 Walnut Street, Cincinnati, Ohio 45202, Trustee; Senior Vice President/Finance and Administration of the E. W. Scripps Company (communications).

THEODORE H. EMMERICH (71), 1201 Edgecliff Place, Cincinnati, Ohio 45206, Trustee; Retired; Until 1986, managing partner (Cincinnati office) Ernst & Young (independent public accountants); Director of Carillon Fund, Inc.(investment company), American Financial Group Inc.(insurance), and Cincinnati Milacron Commercial Corp.; Trustee of Summit Investment Trust and Carillon Investment Trust (investment companies).

RICHARD A. RANKIN (56), 1717 Dixie Highway, Suite 600, Fort Wright, Kentucky 41011, Trustee; Partner, Rankin and Rankin (independent public accountants).

JEROME E. SCHNEE (57), 14 Walt Whitman, Morristown, NJ 07960, Trustee; Senior Director, Health Economics, Johnson & Johnson (Pharmaceuticals) since August 1996; Professor of Management, College of Business Administration, University of Cincinnati (currently on leave of absence).

BRADLEY E. TURNER (39), President of each of the four Gradison Investment Companies; Senior Managing Director and Director of McDonald.


THOMAS M. SEAY (42), Executive Vice President and Portfolio Manager (since 4/98); Senior Vice President of Gradison (since 4/98); previously Vice President and Portfolio Manager for fixed income assets with Lexington Management Corporation.


PAUL J. WESTON (58), Senior Vice President; Executive Vice President of GCR; Senior Vice President of GMCT and GGT; Executive Vice President of Gradison. Mr. Weston is the brother of Donald E. Weston.

C. STEPHEN WESSELKAMPER (47), Senior Vice President; Executive Vice President and Portfolio Manager of GCR; First Vice President of Gradison.

RICHARD M. WACHTERMAN (51), Secretary of each of the four Gradison Investment Companies; Senior Vice President and General Counsel of Gradison.

PATRICIA J. JAMIESON (44), Treasurer of each of the four Gradison Investment Companies; Senior Managing Director, Treasurer and Chief Financial Officer of McDonald.

MARK A. FRIETCH (39), Assistant Treasurer of each of the Gradison Investment Companies (since May 1995); prior to that Controller of Gradison Mutual funds.

* Trustee who is an interested and affiliated person, as defined by the Investment Company Act of l940, of the Trust and the Adviser by virtue of stock ownership of the parent of the Adviser and employment by the Adviser.


        Trustees and officers of the Fund who are affiliated with the Adviser receive no remuneration from the Fund. As of March 31, 1998, the trustees and officers of the Fund owned, of record and beneficially, an aggregate of less than 1% of the outstanding shares of the Fund and no person was known to own more than 5% of the outstanding shares of the Fund.



                              Trustee Compensation Table
                              --------------------------


Name of Trustee              Aggregate     Total Compensation
---------------              Compensation  From Fund and fund
                             From Fund     complex (3 additional
                             for fiscal    Trusts) paid to
                             year ended    trustee for calendar
                             12/31/97       year 12/31/97
                             --------       -------------

Theodore H. Emmerich         $ 5,500        $25,000

Richard A. Rankin            $ 5,500        $25,000

Jerome E. Schnee             $ 5,500        $25,000

Daniel J. Castellini         $ 5,500        $25,000
                             -------
                             $22,000


The Trust maintains a deferred compensation plan which allows trustees to defer receipt of trustee fees otherwise payable to them until a future date. Deferred amounts are credited with interest at a rate equal to the yield of the Gradison U.S. Government Reserves Fund. The Trust does not maintain any other pension or retirement plans. There are currently no amounts owing to any current trustee pursuant to the deferred compensation plan. As of December 31, l997, the amount of $8,741 was payable by the Trust to the beneficiary of a former trustee who is deceased and as of December 31, l997, the amount of $39,131 was payable to that beneficiary by the fund complex.


DESCRIPTION OF THE TRUST

        The Trust is a diversified, open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated June 3, 1987, which was amended on August 20, 1987. The Declaration of Trust provides for an unlimited number of full and fractional shares of beneficial interest, without par value, of any series authorized by the Board of Trustees. The Board of Trustees has authorized the issuance of shares of one series, representing the Gradison Government Income Fund. Prior to February 1, 1997, the series was named the Gradison-McDonald Government Income Fund. Upon issuance and sale in accordance with the terms set forth in the Prospectus, each share will be fully paid and nonassessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares."

        Holders of shares are entitled to one vote per share. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting in any election of Trustees can elect all of the Trustees if they choose to do so, in which event the holders of the remaining shares will be unable to elect a Trustee. Under the Declaration of Trust, meetings of shareholders are not required to elect trustees, unless less than a majority of trustees holding office have been elected by the shareholders. Shareholders' meetings will be held only when required pursuant to the Declaration of Trust or the Investment Company Act of 1940, and when called by the Fund or shareholders pursuant to the Declaration of Trust. Pursuant to the Declaration of Trust, shareholders of record of not less than a majority of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the questions of removal of any Trustee when requested in writing to do so by shareholders of record of not less than 10 percent of the Fund's outstanding shares. The Fund or any Series may be terminated by a vote of a majority of the Trustees. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of the Investment Advisory Agreement, the Master Distribution Agreement, or the Distribution Service Plan, or changes in the investment objective or the investment restrictions, a "majority" shall mean the vote of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is the lesser.

        The assets of the Fund received upon the issuance of the shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account and are to be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. If more than one series was authorized by the Trust and one series were unable to meet its obligations, the assets of the other series(s) would be available to creditors for that purpose, in which case the assets of the other series(s) could be used to meet liabilities which are not otherwise chargeable to it. In the event of the termination and liquidation of the Fund, the holders of the shares of any series are entitled to receive, as a class, the underlying assets of the related series available for distribution to shareholders.

        The Trust is currently operating, and intends to continue to operate, in compliance with the Ohio law relating to business trusts. Under Ohio law, the shareholders of a complying business trust have no liability to third persons for obligations of the Fund, which are to be satisfied solely from the Fund's property. The Declaration of Trust provides that no Trustee, officer or agent of the Fund shall be personally liable to any person for any action or failure to act except (1) for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties, (2) with respect to any matters as to which he did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Fund, or (3) in the case of any criminal proceeding, with respect to any conduct which he had reasonable cause to believe was unlawful.


CUSTODIAN

        Star Bank, N.A., Star Bank Center, Cincinnati, Ohio 45202, acts as the custodian of the portfolio securities and other assets of the Fund. Star Bank has no part in determining the investment policies of the Fund or the securities which are to be purchased, held or sold by the Fund. The Fund may purchase or sell securities from or to Star Bank. The Fund acts as its own transfer agent and dividend disbursing agent.


ACCOUNTANT

        Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202 is the independent public accountant of the Trust.


LEGAL COUNSEL

        Kirkpatrick & Lockhart LLP acts as legal counsel to the Trust.

[Fact Sheet]
[Graphic: Gradison Logo]                                            Symbol GGIFX

GRADISON MUTUAL FUNDS


GOVERNMENT INCOME FUND

Gradison Government Income Fund is designed for investors seeking high current income from a portfolio of U. S. Government Securities. It is the Fund's current policy to invest only in those Government securities that are guaranteed as to principal and interest by the full faith and credit of the United States Government and repurchase agreements collateralized by full faith and credit obligations.

While one of the Fund's objectives is to produce monthly income, the Fund is managed with an emphasis on total return, that is, the combined effect of both income and principal value.

Although the securities in the Fund's portfolio are guaranteed as to principal and interest by the U. S. Government, the market value of its shares will fluctuate with changes in interest rates and market conditions. Mortgage backed securities in which the Fund invests are subject to prepayment risk.


Average Annual Total Return    Periods Ended 12/31/97


                                                      Since
                       One    Three   Five    Ten   Inception
                       Year   Years   Years  Years  (9/16/87)

                      +8.36%  +9.54%  +6.37% +8.05%  +8.32%




 [Graphic:   Value of $1,000 Since Inception]

      The Value of a $1,000 Investment made
       in the Fund at Inception

           9/16/87                  Effective July 7, 1997,
           Inception                all sales loads have
           Date                     been eliminated.

[Graph: X axis shows years as indicated below with plot points as indicated below:]

         With All Dividend and Capital Gain
          Distributions Reinvested

     Sep-1987    $  1,000.00
     Dec-1987    $  1,049.96
     Dec-1988    $  1,124.84
     Dec-1989    $  1,268.34
     Dec-1990    $  1,379.90
     Dec-1991    $  1,574.29
     Dec-1992    $  1,673.43
     Dec-1993    $  1,800.48
     Dec-1994    $  1,734.16
     Dec-1995    $  2,032.48
     Dec-1996    $  2,060.62
     Dec-1997    $  2,278.45


          With All Dividend and Capital Gain Distributions
          Paid Out


     Sep-1987       $  1,000.00
     Dec-1987       $  1,034.34
     Dec-1988       $  1,010.38
     Dec-1989       $  1,040.73
     Dec-1990       $  1,032.74
     Dec-1991       $  1,082.27
     Dec-1992       $  1,064.69
     Dec-1993       $  1,067.89
     Dec-1994       $    960.06
     Dec-1995       $  1,055.11
     Dec-1996       $  1,028.75
     Dec-1997       $  1,047.92


The performance quoted on this document and any attachment represents past performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. A sales load of up to 2% was charged until July 7, 1997, which is not reflected in any performance or value figures. Past performance does not ensure future results.


COMPOSITION AND WEIGHTED AVERAGE MATURITY

The portfolio composition and maturity       Pie Chart:  Cash 5%
of the Fund is as of December 31, 1997       U. S. Treasuries 45%
and is subject to change.                              GNMA's 48%
                                                       CMO's 1%
[Graphic:]
Bar Graph 4.40 years weighted average maturity
            5   10    15    20    25    30

                                                December 31, 1997
                                                [Graphic: Photo of a Woman]



                                                [Graphic: Photo of a Man,
                                                Woman and Young Girl]

PORTFOLIO MANAGER PROFILES
[Graphic: Photo of Thomas Seay]
      Thomas Seay
      Senior Vice President/Portfolio Manager
      Gradison McDonald Asset Management

With more than 17 years investment experience, Tom Seay joined Gradison McDonald Asset Management in 1998 to assume portfolio management responsibility for the Government Income Fund following eleven years at Lexington Global Asset Managers. In his role as a Vice President at Lexington, Tom was responsible for the active management of all institutional fixed income accounts. A cum laude graduate of the University of Denver, Tom holds an MBA from the Colgate Darden Graduate School of Business at the University of Virginia.


C. Stephen Wesselkamper  [Graphic: Photo of Stephen Wesselkamper]
First Vice President/Portfolio Manager
Gradison McDonald Asset Management

With more than 18 years financial analysis and portfolio management experience, the last 13 with Gradison, Stephen Wesselkamper carries primary responsibility for short term fixed income management on the Gradison McDonald Asset Management team. In addition to his responsibilities for the Government Income Fund, Steve is portfolio manager of Gradison U. S. Government Reserves money market fund. A magna cum laude graduate of the University of Cincinnati, Steve holds an MBA from Xavier University.

PROFILE OF GRADISON MUTUAL FUNDS

Gradison Mutual Funds is a division of McDonald     International
                                                        Fund
& Company, a leading regional investment firm       Opportunity

                                                   Value Fund
which acquired Gradison in 1991.  As a           Growth & Income
                                                      Fund
registered investment advisor since 1974 and       Established
                                                   Value Fund
mutual fund advisors since 1976, Gradison         Ohio Tax-Free
                                                   Income Fund
currently manages in excess of $4 billion in     Government Income
                                                      Fund
Gradison Mutual Funds and individually            Money Market
                                                      Funds
managed accounts.

A prospectus for the Government Income fund or any other Gradison Mutual Fund may be obtained by calling 513/579-5700 or 800/869-5999. The prospectus contains more complete information. Read it carefully before you invest.


McDonald & Company Securities, Inc. - Distributor

GMFS 1059 - GIF 12/97



                             [Graphic: Gradison Logo]

                             GRADISON MUTUAL FUNDS

[Family of Funds Brochure]


COVER PAGE

YOUR FUTURE STARTS TODAY

[Graphic Photo of men, women, children and a dog]

Logo

Gradison

Mutual Funds

INSIDE COVER PAGE

YOUR FUTURE STARTS TODAY

Page 1

Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching the goal. Whether it's starting a family, buying a house, saving for education, or planning for retirement. Time is critical. Hesitate and time will pass you by. Start today and the future is yours.

Page 2

THE MUTUAL FUND STORY

The first mutual fund company was established in 1924 as a private investment firm for its founders and is still in business today. By 1980, there were fewer than 600 mutual funds open to investors. Today, there are some 400 fund groups offering more than 6,000 mutual funds with investments totaling more than $3 trillion. Increasingly, mutual funds are the preferred vehicle for individual investors who are starting and building an investment program. And today, Gradison is a preferred name in mutual funds for a growing number of investors.

WHY MUTUAL FUNDS?

PROFESSIONAL MANAGEMENT

Mutual funds use investment professionals to manage the assets on a full-time basis. In addition to their dedicated time and experience, these investment advisers typically have access to extensive research and other analytical resources not available to most individual investors.

DIVERSIFICATION

Because a mutual fund has significantly more assets to invest than any individual participant, it can purchase and effectively manage a more diversified portfolio than can most individual investors.

FLEXIBILITY

A mutual fund is usually part of a family of funds. Fund families offer an exchange privilege that allow shareholders to reallocate assets quickly and easily among the various funds within that family of funds. Shares in any fund may be purchased or liquidated, often by a phone call, generally on any day that the New York Stock Exchange is open for business.

Page 3

WHY GRADISON MUTUAL FUNDS?

A RESPECTED NAME FOR SEVEN DECADES

A respected name for seven decades Gradison has been a recognized name in investment brokerage since 1925. The firm became a registered investment adviser in 1974 and established its first mutual fund in 1976.

Today, Gradison offers seven mutual funds in a growing family of funds and manages more than $4 billion in assets in both mutual funds and individually managed accounts.

EXPERIENCED PORTFOLIO MANAGERS

Gradison portfolio managers average nearly 15 years of experience as professional portfolio managers and more than 20 years of experience in the investment field. We believe that this depth of first-hand experience, in both favorable and unfavorable market environments, sets us apart from those other fund managers who have yet to manage assets through a full market cycle.

SERVICE

         Low Minimum Investment of $1,000

         Convenient Automatic Dividend Reinvestment

         Automatic Investment Plan

         Automatic Withdrawals and Payment Plans

         Access To Funds

         Free Exchange Privileges

         Check Writing

         Wire Transfers

         Toll-Free Customer Service

         24-Hour Account Information

         Account Statements

         Year-End summary

         Quarterly Newsletter

         Shareholder Reports

           Internet Access

Page 4

REACHING YOUR INVESTMENT GOALS

FIGHTING INFLATION

Inflation, the increase in the cost of living, has averaged 4% since 1926. While it has been lower in recent years, it has also been substantially higher--reaching 14% in the early 1980s. The surest way of beating inflation is to earn a rate of return on your investments that exceeds the rate of inflation.


Chart:          WHAT INFLATION REALLY MEANS
                1995   $139,000  Single Family Home

        2000  $177,403    Graphic:  Picture of a
        2010  $288,971       partially built home
        2025  $600,750

              Automobile          1995   $18,359
      Graphic Picture of an       2000   $23,431
               automobile         2010   $38,167
                                  2025   $79,347

           Four Year Public University Education
           1995   $26,972    Graphic  Picture of a
                             graduation cap and
           2000   $34,424    a diploma.
           2010   $58,073
           2025   $116,571

Sources: National Association of Realtors; Department of Commerce; College Board. Future prices are based on a hypothetical average annual inflation rate of 5%.

EDUCATION

The cost of four years at a private college, including tuition, fees, books and other miscellaneous expenses, now averages nearly $95,000. It is projected to reach $170,000 in a decade. The cost of a public college is expected to nearly double from an average of $45,000 to more than $80,000 over the next ten years.

Most families realize that no matter when they start saving and investing for this purpose, it usually is not soon enough.

BUILDING WEALTH

Many investors overlook the potential of investing in their most productive years when their incomes are high enough to put aside investment assets and the demands on their income are less than they inevitably will be later. Such assets can be invaluable not only for retirement but as emergency assets for unforeseen occurrences in life.

RETIREMENT

Given the national debate on Social Security and Medicare, the need for investors to assure adequate retirement assets for both their active retirement years, and the possibility of their inactive care years, should be apparent. Many people look solely to their company retirement plans for such assurance and only realize the need for supplemental assets much later.

YOUR FAMILY'S FUTURE

Providing for the education of a child or grandchild may only be a part of an investor's concern for future generations. They may have achieved a sufficient level of personal success to be able to consider investing in order to pass along significant assets to provide these future generations with greater assurance for their financial well-being in an uncertain world.

[GRAPHIC Photo of two women embracing]


Page 5

INTELLIGENT INVESTING

Time is the essential ingredient
Experience has shown that there is no substitute for time in investing. Historically, the sooner money has been put to work, and the longer it has been invested, the more likely positive returns have resulted. Conversely, aggressive investors are more likely to have volatile results for shorter periods. Clearly, investing for the long-term is considered one of the keys to successfully creating investment wealth.

THE RULE OF 72:

HELPING YOU IN TAXING TIMES

Certain measurements are well known rules in everyone's daily life. Most people learn early in life, for example, that twelve inches equals a foot and that three feet make a year. With investments, similar, but not as well known, measurement rules apply.

The Rule of 72 allows potential investors to find out how long it will take to double their money. All you have to do is divide 72 by the estimated interest rate of an investment, and the answer is roughly the number of years needed to double an investment.

Here's the formal equation:

Number of years to double the original investment = 72/ Interest Rate

Using the Rule

Check the table below to see some examples of how the Rule of 72 works.


Rate of       Rule of 72         Years to     Years to
 Return     (72/Interest Rate)    Double      Quadruple
   3%              72/3                24         48
   6%              72/6                12         24
   9%              72/9                 8         16
  12%              72/12                6         12

The rates of return shown are for illustrative purposes only and are not historical results or projections of the returns of any Gradison Mutual Fund.

(Pie Charts)

THE LONGER YOUR TIME FRAME, THE GREATER THE CHANCE OF REWARD

Percent of time stocks had positive results for rolling periods beginning December 31, 1925, and ended December 31, 1995.

   71%              89%            97%           100%

  1 year            5 year        10 year       15 Year
 holding           holding        holding       holding
 periods           periods        periods       periods

Stocks will often rise and fall in value over the short term. When investing for growth, the longer your investment time frame, the greater the chance equity investments will produce positive results.

Source: Ibbotson Associates, Chicago. Based on the performance of the S & P 500, an unmanaged index of stocks. This information is historical and is not a guarantee of future performance of the S & P 500 or any Gradison Mutual Funds.

THE POWER OF COMPOUNDING

The term "compounding" is usually applied to investment income that is constantly reinvested to generate additional income. However, the concept of compounding applies equally well to investment profits that are constantly reinvested. The compounding of income and profits over long periods of time can have a meaningful impact on overall investment results. Again, time invested is invaluable.

(CHART)    THE POWER OF COMPOUNDING IN A HYPOTHETICAL $10,000

INVESTMENT IN THE S&P 500

$170,000                   $168,820...................
$150,000            In the time frame illustrated here,
$130,000            reinvestment of all income and
$110,000            dividends resulted in $168,820,
$ 90,000            while not reinvesting income
$ 70,000            and dividends results in $59,304.
$ 50,000                   $ 59,304...................
$ 30,000
$ 10,000
    1/1/69                                 12/31/95

This chart is for illustrative purposes only. There is, of course, no correlation between the total return for the S&P 500 and past or future performance of any Gradison Mutual Fund. The S&P 500 is an unmanaged index compiled by Standard & Poor's Corporation. Investors cannot invest in the S&P
500. Past performance cannot guarantee future results.

Source: The American Funds Group

Page 6

DISCIPLINED PERIODIC INVESTMENTS

It is our experience that the most difficult decision for most investors is not whether to invest, but when to invest. It is this dilemma that causes many investors to stay on the investment sidelines.

Dollar cost averaging is a widely used investment concept in the purchase of mutual funds that allows investors to overcome this difficult decision by periodically investing(such as weekly, monthly, or quarterly) the same dollar amount over a long period of time. Gradison Mutual Funds offer a periodic investment plan to make the process easier and more systematic.


CHART             DOLLAR COST AVERAGING CAN REDUCE YOUR AVERAGE COST PER SHARE

            Investment          Share          Shares
             Amount             Price         Purchased

  March      $  500             $10.00           50
  June       $  500             $12.50           40
  September  $  500             $ 5.00          100
  December   $  500             $10.00           50
             $2,000             $37.50          240

                   Average Price Per Share
                   ($37.50 divided by 4)       $9.38
                   Average Cost Per Share
                   ($2,000 divided by 240)     $8.33

Dollar cost averaging will never result in better performance than picking the best times to invest, if you were able to do so. But dollar cost averaging allows you invest the same amount periodically as the Fund's share price fluctuates. You therefore will purchase more shares of the Fund in those months when the price per share is low and less shares when the price is high. Most importantly, dollar cost averaging can help investors make the commitment to invest.

Of course, dollar cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar cost averaging involves continuous, periodic investing, you should consider your ability to continue purchases over an extended period of time.

[Graphic Photo of two men, two women, a boy, girl and a dog walking]

          CONSIDER GRADISON MUTUAL FUNDS

Equity Funds            Fixed Income Fund            Money Market Funds
Established Value Fund  Government Income Fund       U. S. Government Reserves
Growth & Income Fund    Ohio Tax Free  Income Fund   Municipal Cash Series 2
Opportunity Value Fund  High Yield Fund 1            Ohio Municipal Cash Trust 2
International Fund                                   Michigan Municipal Cash
                                                     Trust 2

1.   Planned for 1997-1998 and sold by prospectus only.

2. Federated Advisers acts as investment adviser for these funds and Federated Securities Corp. acts as distributor.

PAGE 7

GRADISON EQUITY FUNDS

GRADISON ESTABLISHED VALUE FUND

The Established Value Fund invests for long-term capital growth using a disciplined stock selection process to identify investments from the large established companies that make up the Standard & Poor's 500 Composite Stock Price Index, and other similar sized companies, which the investment adviser considers to be undervalued. The stock selection process requires that companies meet a number of objectively measured criteria of value including the companies' relative book values, their price to earnings ratios, and other similar factors.

GRADISON GROWTH AND INCOME FUND

The Growth & Income Fund invests for long-term capital growth, as well as current income and growth of income. The Fund puts particular emphasis on identifying companies with higher than average growth rates, above average dividend returns, a history of paying increasing dividends, and which the investment adviser considers to be undervalued.

We believe that stocks meeting this criteria provide the opportunity for price appreciation and current income while tending to moderate risk.

GRADISON OPPORTUNITY VALUE FUND

The Opportunity Value Fund uses a disciplined stock selection process to identify smaller companies, generally with market capitalization of less than $500 million that meet a number of objectively measured criteria of value including the companies' growth rates, relative book value, their price to earnings ratios, and other similar factors and which the investment adviser considers to be undervalued. The securities of smaller companies generally are more volatile than those of larger companies.

GRADISON INTERNATIONAL FUND

Blairlogie Capital Management of Edinburgh, Scotland, the subadviser to the International Fund, employs a "hybrid strategy" that invests in both developed international markets and in emerging international markets.

Using a disciplined methodology, Blairlogie first identifies the countries that offer the most favorable investment environment, and then selects the individual investments in those countries. Generally the amount invested in emerging markets will not exceed 30% of the Fund's assets.

International investing, particularly in emerging markets, involves greater risks than U.S. investing, such as political instability and currency fluctuation.

THE CASE FOR COMMON STOCKS

Stocks, more than most other types of investments, have historically shown the ability to grow faster than inflation and to create wealth over long investment periods. An investor who has long-term goals of ten years or more should strongly consider equities as a significant part of his or her investment portfolio. Historically, the longer an investor has held a well diversified portfolio of stocks the better that investor has fared, as evidenced in the pie chart on page 5.

THE ADVANTAGES OF BONDS

Although bond portfolios have not provided returns as high as stocks over long periods of time (as illustrated in the graph on page 9), they have provided less volatility and more reliable income than stocks. Investors with a relatively short investment horizon, may need to avoid the volatility of stocks. For example when an investor because near retirement, at a time when assets are needed; or to add greater stability to a portfolio by combining both stocks and bonds. Importantly, bond mutual funds provide the ability to reinvest these cash flows immediately and completely to take full advantage of compounding.

Page 8

GRADISON FIXED INCOME FUNDS

GRADISON GOVERNMENT INCOME FUND

Designed to provide current monthly income from a portfolio of intermediate to long-term U.S. Government securities, the Fund's policy is to invest only in those Government securities that are guaranteed as to principal and interest by the full faith and credit of the United States Government and in repurchase agreements collateralized by such obligations.


The Fund is managed with an emphasis on total return, that is the combined effect of both income and changes in share value. Although the securities in the portfolio are guaranteed as to principal and interest by the U.S. Government, the market value of the Fund's shares will fluctuate with changes in interest rates and other market conditions. Mortgage backed securities may be subject to prepayment risk.

[Graphic:  Photo of two young girls each sitting on an adult's shoulder]

GRADISON OHIO TAX-FREE INCOME FUND

Designed for Ohio investors who can benefit from a portfolio of long-term municipal bonds that are exempt from both federal and Ohio income taxes, the Fund provides monthly income by investing in Ohio municipal securities issued to finance public institutions and public works, and in private activity municipal bonds.

In order to gain favorable yields, the Fund invests up to 20% of its assets in securities that may be subject to the alternative minimum tax for some investors.

Page 9

INDICES OF INVESTMENTS

IN U. S. CAPITAL MARKETS

(Chart) Comparison of Investments in Small Company Stocks, Large Company Stocks, Long-Term Government Bonds, U. S. Treasury Bills to Inflation for the period beginning 1925 through 1995, $0 to $10,000. Ending values: Small Company Stocks $3,822; Large Company Stocks $1,113; Long-Term Government Bonds $34; U. S. Treasury Bills $13; Inflation $9.


1926-1995
(YEAR-END 1925 = $1.00)
This chart is intended to show the growth of one dollar invested in different types of investments and the Consumer Price Index. It assumes reinvestment of all dividend and interest payments. Past performance does not ensure further results.

SMALL COMPANY STOCKS are represented by the fifth capitalization quintile of stocks on the NYSE for 1926-1981 and thereafter, the performance of the Dimensional Fund Advisors (DFA) Small Company Fund;

LARGE COMPANY STOCKS are represented by the Standard & Poor's 500 Stock Composite Index (S&P 500);

LONG-TERM GOVERNMENT BONDS are represented by a one-bond portfolio with a maturity near twenty years;

U. S. TREASURY BILLS are represented by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. INFLATION is represented by the Consumer Price Index for All Urban Consumers (CPI-U), not seasonably adjusted.

Source: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1995, updated in Stocks, Bonds, Bills, and Inflation 1996(TM), Ibbotson Associates, Chicago. All rights reserved.

The indices and securities in the chart above do not reflect the actual portfolio composition, performance, or fees and expenses associated with investing in any Gradison Mutual Fund. The chart is not intended to imply future performance of any of these investments or any Gradison Mutual Fund. Performance figures of Gradison Mutual Funds are available by request from Gradison. The returns for stocks include reinvestment of dividends and interest. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

In existing disclaimer replace "Past performance does not ensure future results" with: "The performance shown in the above chart is historical and is not intended to imply future performance of any of these investments or of any Gradison fund.

Page 10

GRADISON MONEY MARKET FUNDS

The money market funds offered by the Gradison Mutual Funds provide a full complement of services including checkwriting, high quality personalized checks, and the convenience of automatic sweeping of dividends from the Gradison Funds. The money market funds provide clear, monthly statements that include the name of the payees of any checks written against the account, as well as a highly useful year-end summary of all transactions. Graphic Photo of a man and woman seated next to one another going through documents.

GRADISON U. S. GOVERNMENT RESERVES

A full service money market fund designed to provide current money market yields by investing exclusively in securities issued by the U.S. Government, its agencies or instrumentalities. The fund has tax benefits in that it invests, to the greatest extent reasonable, only in selected U. S. Government securities that are not taxable by the states or by local governments.

MUNICIPAL MONEY MARKET FUNDS

Gradison also makes available a general municipal money market fund that provides income exempt from federal taxation and separate Ohio and Michigan money market funds that provide income that is not taxable at the federal state or local levels in those states. A portion of the income of both funds could be subject to the Alternative Minimum Tax (AMT) for investors who are subject to AMT.

For more complete information about the Gradison Funds, including sales charges and expense, please obtain the appropriate prospectuses from your investment consultant or call 800-869-5999. Please read the prospectuses carefully before you invest or send money. Investment returns and principal of the funds will fluctuate so that you may have a gain or a loss when you sell your shares. Money market funds are neither insured nor guaranteed by the U.S. Government or any other entity. There can be no assurance that these funds will maintain a constant net asset value of $1.00 per share.

[Graphic] Man and woman sitting at a desk opposite each other]

Page 11

WORKING WITH YOUR PROFESSIONAL INVESTMENT CONSULTANT

We believe that your professional investment consultant is in the best position to provide you with investment advice.

Your consultant has the training and experience to provide you with guidance in making your investment decisions. We encourage you to share as much information as possible about your investment goals and your current personal and financial situation.

Above all, we suggest you ask your investment consultant whatever you feel you need to know to help you fully understand the investments you are making.

SERVICE YOU CAN COUNT ON
LOW MINIMUM INVESTMENT OF $1,000 Low subsequent investment minimums of $50.

CONVENIENT AUTOMATIC DIVIDEND REINVESTMENT of income dividends and/or capital gain dividends into any Gradison fund.

AUTOMATIC INVESTMENT PLAN allows authorization of regular, systematic investments from bank accounts, money market funds and automated payroll into any Gradison fund.

AUTOMATIC WITHDRAWALS AND PAYMENT PLANS Can be set up to pay you or designated payees a specified amount monthly or quarterly.

ACCESS Shares can be redeemed at the then-current market value on any business day.

EXCHANGE PRIVILEGES Including convenient telephone exchanges allows investors to move money from one Gradison Mutual Fund to another at any time.

CHECK WRITING For all money market funds includes high quality personalized checks, check payee names on account statements, and return of canceled checks. 4

WIRE TRANSFERS Specified amounts can be transferred to pre-authorized accounts at other financial institutions. 5 4. A fee applies to checks under $100.00 5. A fee applies to wires.

TOLL-FREE CUSTOMER SERVICE Knowledgeable shareholder service representatives are available during business hours at 800-869-5999.

24-HOUR ACCOUNT INFORMATION During non-business hours TeleFund 24 provides touch-tone access to the most recent prices of Gradison Mutual Funds, current money market yield, and balances on all Gradison Mutual Funds accounts.

ACCOUNT STATEMENTS Clear, concise and informative.

YEAR-END SUMMARY A highly useful summary of all activity.

QUARTERLY NEWSLETTER Your Future provides Gradison shareholders with timely information about investing, mutual funds and the Gradison family of funds.

SHAREHOLDER REPORTS Semiannual updates on fund strategy, performance and portfolio holdings.

INTERNET World Wide Web site www.gradisonfunds.com provides quarterly updates on Gradison Mutual Funds, as well as other information of interest to mutual fund investors.

GETTING STARTED

Whatever your goals or aspirations, whatever your objective. One thing is certain. An investment made today brings you that much closer to meeting that objective and reaching that goal.

The most important thing is to get started. Call your Investment Consultant or contact Gradison Mutual Funds at 800-869-5999.

START TODAY AND THE FUTURE IS YOURS.

[Graphic:   Photo of a baby smiling]

Back Cover
Logo
Gradison
Mutual Funds
1997 Gradison Mutual Funds 580 Walnut Street Cincinnati, Ohio 45202 800/869-5999 513/579-5000
htt;:/WWW.gradisonfunds.com

PORTFOLIO OF INVESTMENTS



      PAR                                                                    COUPON
    AMOUNT             MORTGAGE-BACKED SECURITIES - 49.13%                     RATE          MATURITY          VALUE

$    700,776   Government National Mortgage Association                        6.55%        11/15/13       $   697,710
  18,033,427   Government National Mortgage Association                        7.00      4/15/23-9/15/23    18,174,313
  18,870,532   Government National Mortgage Association                        7.50      4/15/23-3/15/24    19,324,604
  17,253,243   Government National Mortgage Association                        8.00      7/15/02-7/15/26    17,884,064
   7,254,960   Government National Mortgage Association                        8.50     4/15/21-11/15/22     7,617,708
   2,592,380   Government National Mortgage Association                        8.75          4/15/22         2,787,214
   1,829,866   Government National Mortgage Association                        9.00      1/15/20-8/15/21     1,958,528
   2,575,244   Government National Mortgage Association                        9.50     10/15/02-6/15/21     2,769,030
   2,324,614   Government National Mortgage Association                       10.00      5/15/12-6/15/21     2,557,075
                                                                                                            ----------
               Total Mortgage-Backed Securities (Cost $73,289,246)                                          73,770,246
                                                                                                            ----------
---------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997

PORTFOLIO OF INVESTMENTS Continued


      PAR                                                                               COUPON
    AMOUNT            U.S. TREASURY OBLIGATIONS - 45.10%                                 RATE          MATURITY        VALUE

 $10,000,000   U.S. Treasury Bond                                                        5.88%        11/15/05    $ 10,050,000
  20,000,000   U.S. Treasury Note                                                        6.25          2/15/03      20,443,750
  10,000,000   U.S. Treasury Note                                                        6.38          1/15/00      10,131,250
   5,000,000   U.S. Treasury Bond                                                        6.38          3/31/01       5,093,750
  10,000,000   U.S. Treasury Bond                                                        7.63          2/15/07      10,612,500
  10,000,000   U.S. Treasury Bond                                                        8.75         11/15/08      11,381,250
                                                                                                                    ----------
               Total U.S. Treasury Obligations (Cost $67,517,734)                                                   67,712,500
                                                                                                                    ----------
-------------------------------------------------------------------------------------------------------------------------------

                    COLLATERALIZED MORTGAGE OBLIGATIONS - 0.59%

     876,310   Government National Mortgage Association GNR-94-6-L (Cost $892,330)       7.99          8/16/99         887,401
                                                                                                                    ----------

-------------------------------------------------------------------------------------------------------------------------------

     FACE                                                                             INTEREST
    AMOUNT                        REPURCHASE AGREEMENT - 5.18%                        RATE (1)

    7,770,000  First Chicago Capital, dated 12/31/97, collateral: U.S. Treasury
               Note 6%; due 09/30/98, market value $4,243,662 and U.S. Treasury
               Note 5.875%; due 10/31/98, market value $3,685,641 (repurchase
               proceeds: $7,772,797) (Cost $7,770,000)                                   6.48%         1/2/98       7,770,000
                                                                                                                  ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1) (COST $149,469,310) - 100%                                    $150,140,147
                                                                                                                  ============

-------------------------------------------------------------------------------------------------------------------------------

(1) For the Repurchase Agreement, the rate shown reflects the actual rate of return to the Fund.




                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                                                     12/31/97

ASSETS
   Investments in securities, at value (Note 1) (Cost $149,469,310)               $150,140,147
   Receivable for investments sold                                                   4,053,877
   Interest receivable                                                               1,823,958
   Receivable for Fund shares sold                                                      61,614
   Cash                                                                                  9,318
   Prepaid expenses and other assets                                                    47,593
                                                                                   -----------
     TOTAL ASSETS                                                                  156,136,507
                                                                                   -----------
LIABILITIES
   Payable for Fund shares redeemed                                                    869,377
   Accrued investment advisory fee (Note 2)                                             65,571
   Dividend payable                                                                     51,973
   Other accrued expenses payable to adviser (Note 2)                                   37,883
   Other accrued expenses and liabilities                                               40,095
                                                                                   -----------
     TOTAL LIABILITIES                                                               1,064,899
                                                                                   -----------
NET ASSETS                                                                        $155,071,608
                                                                                   ===========
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                                                      $160,464,435
   Distributions in excess of net investment income (Note 1)                           (67,750)
   Accumulated net realized loss                                                    (5,995,914)
   Net unrealized appreciation of investments                                          670,837
                                                                                   -----------
NET ASSETS                                                                        $155,071,608
                                                                                   ===========
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares authorized)                           11,802,228
                                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (NOTE 1)                                 $13.14
                                                                                   ===========
-----------------------------------------------------------------------------------------------




                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED 12/31/97

INTEREST INCOME                                                                                  $10,729,617
EXPENSES:
   Investment advisory fees (Note 2)                                            $    773,094
   Distribution (Note 2)                                                             380,694
   Personnel costs (Note 2)                                                           53,667
   Data processing fees (Note 2)                                                      40,302
   Professional fees                                                                  32,942
   Custodian fees (Note 1)                                                            25,250
   Trustees' fees (Note 2)                                                            22,623
   Registration fees                                                                  19,668
   Postage and mailing                                                                17,372
   Printing                                                                           10,285
   ICI dues                                                                            6,848
   Insurance                                                                           4,255
   Other                                                                              12,021
                                                                                   ---------
     GROSS EXPENSES                                                                1,399,021
     LESS EARNINGS CREDITS ON CASH BALANCES (NOTE 1)                                  (2,230)
                                                                                   ---------
     NET EXPENSES                                                                                  1,396,791
                                                                                                  ----------

NET INVESTMENT INCOME                                                                              9,332,826
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                  (61,865)
   Net change in unrealized appreciation/depreciation of investments               3,016,012
                                                                                   ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                    2,954,147
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $12,286,973
                                                                                                  ==========
---------------------------------------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED
                                                                               -------------------------------
                                                                                    12/31/97        12/31/96

FROM OPERATIONS:
   Net investment income                                                       $    9,332,826   $  10,442,430
   Net realized loss on investments/options                                           (61,865)       (536,544)
   Net change in unrealized appreciation/depreciation of investments                3,016,012      (4,448,606)
                                                                                  -----------     -----------
     Net increase in net assets resulting from operations                          12,286,973       5,457,280
                                                                                  -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                      (9,341,253)    (10,293,237)
                                                                                  -----------     -----------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                       31,526,924      28,763,172
   Net asset value of shares issued in reinvestment of distributions                7,757,697       8,597,718
   Payments for Fund shares redeemed                                              (50,032,576)    (55,084,613)
                                                                                  -----------     -----------
     Net decrease in net assets from Fund share transactions                      (10,747,955)    (17,723,723)
                                                                                  -----------     -----------
TOTAL DECREASE IN NET ASSETS                                                       (7,802,235)    (22,559,680)
NET ASSETS:
   Beginning of year                                                              162,873,843     185,433,523
                                                                                  -----------     -----------
   End of year (including distributions in excess of net investment income of
     ($67,750) and ($59,323), respectively) (Note 1)                             $155,071,608    $162,873,843
                                                                                  ===========     ===========
NUMBER OF FUND SHARES:
   Sold                                                                             2,432,514       2,230,737
   Issued in reinvestment of distributions to shareholders                            600,948         670,451
   Redeemed                                                                        (3,872,131)     (4,293,141)
                                                                                  -----------     -----------
     Net decrease in shares outstanding                                              (838,669)     (1,391,953)
   Outstanding at beginning of year                                                12,640,897      14,032,850
                                                                                  -----------     -----------
   Outstanding at end of year                                                      11,802,228      12,640,897
                                                                                  ===========     ===========
---------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940 (the Act), as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (the Fund). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1997.

OPTION ACCOUNTING PRINCIPLES

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                                               December 31, 1997


SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1997, the Fund had not committed to the purchase of any when-issued or delayed delivery securities.

FUND SHARE VALUATION

The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share. Effective July 7, 1997 the sales charge on purchases of fund shares was eliminated.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

TAXES

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is $149,718,496.

For financial reporting purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1997 was $2,278,036 and $1,607,199, respectively. For tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1997 was $2,069,475 and $1,647,824, respectively.

As of December 31, 1997, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,948,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
                                                               December 31, 1997


NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald & Company Securities, Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Fund pays Gradison a distribution service fee at an annual rate of .25% of average daily net assets.

During the year ended December 31, 1997, Gradison received sales charges aggregating $30,601 on sales of shares of the Fund.

The officers of the Trust are also officers of McDonald & Company Securities, Inc.

Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF SECURITIES TRANSACTIONS

For the year ended December 31, 1997, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $17,980,141 and $25,934,039, respectively. There were no transactions in written options on U.S. Treasury Notes and Bonds for the year ended December 31, 1997.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

                                     ARTHUR
                                    ANDERSEN


To the Shareholders and Board of Trustees of the Gradison Government Income Fund of the Gradison Custodian Trust:


We have audited the accompanying statement of assets and liabilities of the Gradison Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Government Income Fund of the Gradison Custodian Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the five years then ended, in conformity with generally accepted accounting principles.





/s/ Arthur Andersen LLP


Cincinnati,Ohio,
January 30, 1998

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a)(1) Financial Statements (included in Prospectus)

         Selected Per Share Data and Ratios

  (a)(2) Financial Statements (included in Statement of Additional Information)

         Portfolio of Investments at December 31, 1997 Statement of Assets and Liabilities at December 31, l997 Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the two years ended
         December 31, 1996 and December 31, l997
         Notes to Financial Statements
         Report of Independent Public Accountants

  (b)    Exhibits
     ( 1)       Registrant's Declaration of Trust, as amended.*
     ( 2)       Registrant's By-Laws.*
     ( 3)       None.
     ( 4)       None.
     ( 5)       Investment Advisory Agreement dated October 4, 1991.*
     ( 6)       Master Distribution Agreement dated October 4, 1991.*
     ( 7)       None.
     ( 8)       Custodian Agreement.*
     ( 9)       Data Processing Services Agreement.*
     (10)       None
     (11)       Consent of Arthur Andersen LLP.*
     (12)       None.
     (13)       None
     (14)       Documents used in establishment of individual retirement
                 accounts in conjunction with shares of Registrant.**
     (15)       Distribution Expense Plan.*
     (16)       None
     (17)       Powers of Attorney of Bradley E. Turner, Daniel J.
                 Castellini, Richard Rankin, Theodore Emmerich, Jerome Schnee, Donald Weston, Michael Link, Patricia Jamieson.**


*       Included herein.
** Incorporated by reference to N-1A filing of Gradison-McDonald Cash Reserves Trust, File # 002-55297, January 29, l998.

Item 26. Number of Holders of Securities


                                               Number of Record Holders
            Title of Class                       as of April 9, 1998

 Shares of beneficial interest, without
 par value, of the Registrant                       4,355

Item 28. Business and Other Connections of Investment Adviser

Reference is made to the captions "Management of the Fund" on page 10 of the Prospectus that is Part A of this Registration Statement and "Trustees and Officers of the Trust" on page 17 of the Statement of Additional Information that is Part B of this Registration Statement and to Item 29(b) of this Part C of the Registration Statement.


Item 29. Principal Underwriters

     (a) The principal underwriter of the Registrant is McDonald & Company Securities, Inc., which also serves as the principal underwriter and investment adviser for Gradison-McDonald Cash Reserves Trust, Gradison Growth Trust, and Gradison-McDonald Municipal Custodian Trust.

     (b) Information pertaining to its directors and officers is contained in the following table.

                                                                   Positions
                       Positions            Business               with
Name                   With Underwriter     Address                Registrant
----                   ----------------     --------               ----------
Daniel F. Austin       Vice Chairman        800 Superior Avenue         None
                       Director             Cleveland, OH  44114

Jack N. Aydin          Managing Director    One Evertrust Plaza         None
                       Director             Jersey City, NJ  07302

Eugene H. Bosart,      Senior Managing      260 East Brown Street       None
III                    Director, Director   Birmingham, MI  48009

Thomas G. Clevidence   Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH  44114

Robert T. Clutterbuck  Director, President, 800 Superior Avenue         None
                       Chief Operating      Cleveland, OH  44114
                       Officer

Ralph Della Ratta, Jr. Senior Managing      800 Superior Avenue         None
                       Director, Director

Leonard J. DeRoma      Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH 44114

Dennis J. Donnelly     Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH 44114

David W. Ellis, III    Director, Managing   580 Walnut Street           None
                       Director             Cincinnati, OH  45202
                       (Gradison Division)

Patricia J. Jamieson   Treasurer, Secretary 800 Superior Avenue     Treasurer
                       Managing Director    Cleveland, OH  44114
                       Chief Financial
                       Officer

David W. Knall         Senior Managing      One American Square         None
                       Director, Director   Indianapolis, IN  46282

Thomas McDonald        Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH  44114

John F. O'Brien        Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH  44114

Lawrence T. Oakar      Director and         800 Superior Avenue         None
                       Managing Director    Cleveland, OH  44114

James C. Redinger      Senior Managing      800 Superior Avenue         None
                       Director, Director   Cleveland, OH  44114

William B. Summers,
 Jr.                   Director, Chairman   800 Superior Avenue         None
                       and Chief Executive  Cleveland, OH  44114
                       Officer

David D. Sutcliffe     Managing Director    800 Superior Avenue         None
                       Director             Cleveland, OH 44114

Bradley E. Turner      Senior Managing      580 Walnut Street
                       Director, Director   Cincinnati, Ohio 45202  President

Item 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31(a) thereunder are maintained at the offices of the Registrant, 580 Walnut Street, Cincinnati, Ohio 45202, except as indicated below opposite the applicable reference to the aforesaid Rules.

   Rule                                  In Possession of:
   ----

31a-1(b)(1), 31a-1(b)(2)(i)(a)-(f),      Star Bank, N.A., Star Bank Center,
31a-1(b)(2)(ii), 31a-1(b)(5) and         Cincinnati, Ohio 45202.
31a-1(b)(8)


Item 31. MANAGEMENT SERVICES

Not applicable.


Item 32. UNDERTAKINGS


The Registrant hereby undertakes to provide, without cost, a copy of its most recent annual report upon request.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 27th day of April, l998.

     Registrant hereby certifies that this Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485.


GRADISON CUSTODIAN TRUST

By  /S/BRADLEY E. TURNER*
    Bradley E. Turner, President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                           Title

*DONALD E. WESTON        Chairman of the Board         April 27, l998
                         (Principal Executive Officer)

*BRADLEY E. TURNER       President                          "

*PATRICIA JAMIESON       Secretary and Treasurer            "
                         (Principal Financial
                         and Accounting Officer)

*DANIEL J. CASTELLINI    Trustee                            "

*RICHARD A. RANKIN       Trustee                            "

*JEROME E. SCHNEE        Trustee                            "

*THEODORE H. EMMERICH    Trustee                            "


*By  /S/RICHARD M. WACHTERMAN
     Richard M. Wachterman,  Attorney-in-fact

                    Exhibit List

Exhibit Number   Description

     ( 1)       Registrant's Declaration of Trust, as amended.
     ( 2)       Registrant's By-Laws.
     ( 5)       Investment Advisory Agreement dated October 4, 1991.
     ( 6)       Master Distribution Agreement dated October 4, 1991.
     ( 8)       Custodian Agreement.
     ( 9)       Data Processing Services Agreement.
     (11)       Consent of Arthur Andersen LLP.
     (15)       Distribution Expense Plan.